UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

TOA Optical Tech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55028	42-1778734
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1-1-36, Nishiawaji, Higashiyodogawa-ku Osaka 533-0031, Japan	533-0031
(address of principal executive offices)	(zip code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 6, 2015, Mr. Hajime Abe resigned as our Director, Secretary, Treasurer and Chief Financial Officer. Such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On July 6, 2015, Mr. Tatsumi Shioya resigned as our President and Chief Executive Officer. Such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On July 6, 2015, Ms. Gyungmee Ji was appointed as our Chief Executive Officer, Chief Financial Officer, President, and Director. Ms. Ji will hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Ms. Gyungmee Ji, Age 49, President, CEO, CFO and Director

Background of Ms. Gyungmee Ji

Ms. Gyungmee Ji was born in Korea on November 20, 1965. She graduated from Seogwipo High School in 1984 and that same year she began work at Seogwipo City Hall. In 1991 she immigrated to Japan and took a position as manager of a Japanese Restaurant in which she worked at for about ten years. In the year 2013 she was appointed as the Director and President of Toshoan Co., Ltd., a Japanese Corporation. On July 2, 2013 she was appointed as the Director of BJK Global Ltd, a Bangladesh Corporation that assists in the construction of single and multi family homes in Bangladesh. On March 20, 2015 she was appointed as the Chief Executive Officer, Chief Financial Officer, President and Director of TOA Holdings, Inc., a Delaware Corporation. On March 20, 2015 she was appointed as the President and Director of TOA Shoko Japan., a Japan Corporation.

ITEM 8.01. OTHER EVENTS

On July 6, 2015, Mr. Hajime Abe resigned as the President and Director of TOA Hikari Giken Co., Ltd., a Japanese Corporation (“TOA Hikari”) which is also our wholly owned subsidiary.

On July 5, 2015, Ms. Gyungmee Ji was appointed as the President and Director of TOA Hikari Giken Co., Ltd., our wholly owned subsidiary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  None
  None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOA OPTICAL TECH, INC.

Dated: July 9, 2015	/s/ Tatsumi Shioya
Tatsumi Shioya
Chief Executive Officer